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                                    ARTHUR
                                   ANDERSEN

                           ARTHUR ANDERSEN & CO, SC

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                                                         Arthur Andersen LLP

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                                                         1717 East Ninth Street
                                                         Cleveland OH 44114
                                                         216 781 2140


                                                              Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement No. 33-57477.




                                             Arthur Andersen LLP





     Cleveland, Ohio,
     December 22, 1995